EXHIBIT 10.1

                AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

         This Amendment No. 1 to Securities Purchase Agreement (this "SPA AMENDMENT") is dated effective as of January 30, 2009, among Integrated Healthcare Holdings, Inc., a Nevada corporation ("COMPANY"), Kali P. Chaudhuri, M.D., an individual ("INVESTOR"), and William E. Thomas, an individual ("THOMAS") (for purposes of amendments to Articles IV and VI only). Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the SPA (as defined below).

                                 R E C I T A L S

         WHEREAS, on July 18, 2008, the parties entered into the SPA, pursuant to which, among other things, the Company sold to Investor a purchase right to purchase shares of the Company's Common Stock ("PREVIOUS PURCHASE RIGHT") and granted to Investor and Thomas certain pre-emptive rights, releases and waivers, as more fully described in the SPA.

         WHEREAS, as a condition and inducement to Investor entering into the SPA and incurring the obligations and taking the actions set forth therein, concurrently with the execution and delivery of the SPA, the Company, Lenders, Healthcare Financial and the Subsidiary Borrowers entered into the Payoff Agreement. In addition, Investor exercised the Exercised Warrants and entered into the Option and Standstill Agreement concurrent with his entry into the SPA.

         WHEREAS, the Previous Purchase Right expired on January 10, 2009, the market price of shares of the Company's Common Stock has declined since July 18, 2008, the Company was unable to resolve certain litigation in satisfaction of a condition to closing of the Previous Purchase Right, and the Company desires to sell an additional 33,333,333 shares of Common Stock ("ADDITIONAL SHARES"), at a purchase price of $0.03 per share and to grant a new purchase right as set forth herein.

         WHEREAS, Investor desires to purchase the Additional Shares and obtain a new purchase right on the terms and subject to the conditions of this Agreement.

                                A G R E E M E N T

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment and the Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Investor (and Thomas for purposes of Articles IV and VI of the Agreement, as amended hereby) agree as follows:

         1. DEFINED TERMS.

         (a) The following defined terms contained in Article I of the SPA are hereby amended and restated as follows:

                  "AGREEMENT" means the SPA, as amended by the SPA Amendment.


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                  "CLOSING" means an Additional Shares Closing or SPR Closing, each of which shall take place at the offices of Rutan & Tucker, LLP, 611 Anton Boulevard, Suite 1400, Costa Mesa, California 92626 or at such other location as the parties may agree.

                  "CLOSING DATE" means an Additional Shares Closing Date or an SPR Closing Date.

                  "INVESTMENT AMOUNT" means the portion of the Maximum Investment Amount elected to be paid by Investor at an SPR Closing.

                  "OPTION AND STANDSTILL AGREEMENT" means the Option and Standstill Agreement dated effective as of July 18, 2008, among MPFC I, MPFC II, Healthcare Financial and Investor, as amended from time to time in a manner satisfactory to Investor in his sole discretion.

                  "OUTSIDE DATE" means 5:00 p.m. California time on January 30, 2010.

                  "PAYOFF AGREEMENT" means the Early Loan Payoff Agreement dated effective as of July 18, 2008, among the Company, the Subsidiary Borrowers, Healthcare Financial and Lenders, as amended from time to time in a manner satisfactory to Investor in his sole discretion.

                  "SECURITIES" means the Shares, the Warrants, the Warrant Shares and the Additional Shares.

                  "TRANSACTION DOCUMENTS" means the SPA, the Payoff Agreement, the SPA Amendment and any other documents or agreements executed in connection with the transactions contemplated hereunder and thereunder.

         (b) The following defined terms are hereby added to Article I of the SPA in appropriate alphabetical order:

                  "ADDITIONAL SHARES" has the meaning set forth in the recitals to the SPA Amendment.

                  "ADDITIONAL SHARES CLOSING" means the closing of the purchase and sale of Additional Shares as contemplated by the SPA Amendment.

                  "ADDITIONAL SHARES CLOSING DATE" means the date of the Additional Shares Closing, which shall occur, subject to the terms and conditions of this Agreement, on or before the later of (i) January 30, 2009 and (ii) the tenth Business Day after full execution and delivery of the SPA Amendment and the documents referred to in Section 5.1(h) of this Agreement.

                  "CAPITAL INCREASE EFFECTIVE TIME" means the date upon which the Company's authorized capital is increased to 500,000,000 shares of Common Stock as contemplated by Section 4.12 of this Agreement.

                  "MAXIMUM INVESTMENT AMOUNT" means $5,968,268.01, except that prior to the Capital Increase Effective Time, only an aggregate of up to $4,468,268.00 of this amount may be invested at SPR Closings.

                  "SPA" means the Securities Purchase Agreement dated as of July 18, 2008, among the Company, Investor and Thomas.

                  "SPA AMENDMENT" means Amendment No. 1 to the SPA, among the Company, Investor and Thomas.

                  "SPR CLOSING" means a closing, if any, of the purchase and sale of some or all of the SPR Shares.

                  "SPR CLOSING DATE" means the date of any SPR Closing, which shall occur, if at all, on or prior to 5:00 p.m. California time on the Outside Date.

                  "SPR SHARES" means Shares purchased at the Per Share Purchase Price at an SPR Closing pursuant to the Purchase Right.

         (c) The defined term "Company Deliverables" is hereby deleted in its entirety.

         2. EXECUTION OF SPA AMENDMENT. Section 2.1 of the SPA is hereby amended by inserting the following new Section 2.1(c) immediately following Section 2.1(b):

                  "(c) Effective January 30, 2009, the Company hereby grants to Investor a new Purchase Right on the terms described in the SPA Amendment, and Investor shall deliver to the Company on or prior to January 30, 2009 the balance, if any, of $30,000.00 being paid by Investor in consideration for Investor's receipt of the new Purchase Right."

         3. SPR CLOSINGS. Section 2.2 of the SPA is hereby amended and restated to read in its entirety as follows:

                  "2.2 SPR CLOSINGS AND SPR CLOSING DELIVERIES. Subject to the terms and conditions set forth in this Agreement (including, without limitation, the conditions set forth in Article V), on each SPR Closing Date, the Company shall issue and sell to Investor, and Investor shall purchase from the Company, the number of Shares equal to the Investment Amount divided by the Per Share Purchase Price, and:

                           (a) The Company shall deliver or cause to be
                  delivered to Investor the following:

                                    (i) irrevocable instructions to the
                           Company's transfer agent to promptly deliver a certificate or certificates in denominations requested by Investor evidencing an aggregate number of Shares equal to the portion of the Investment Amount elected to be paid by Investor at the SPA Closing divided by the Per Share Purchase Price, registered in the name of Investor;

                                    (ii) the legal opinions of Company Counsel
                           addressed to Investor and in such forms as are reasonably requested by Investor; and

                                    (iii) certificates of officers as required
                           under Sections 5.1(b) and 5.1(c) of this Agreement;
                           and

                           (b) Investor shall deliver or cause to be delivered
                  to the Company:

                                    (i) the Investment Amount, in United States
                           dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and

                                    (ii) A duly executed investor certification
                           required pursuant to Section 3.2(b) of this Agreement."

         4. ADDITIONAL SHARES CLOSING. Article II of the SPA is hereby amended by inserting the following new Section 2.3 immediately following revised Section 2.2:

                  "2.3 ADDITIONAL SHARES CLOSING AND DELIVERIES. Subject to the terms and conditions set forth in this Agreement (including, without limitation, the conditions set forth in Article V), on the Additional Shares Closing Date:

                  (a) The Company shall deliver or cause to be delivered to
         Investor:

                           (i) irrevocable instructions to the Company's
                  transfer agent to promptly deliver a certificate or certificates in denominations requested by Investor evidencing the Additional Shares, registered in the name of Investor;

                           (ii) a copy of an amendment to the Payoff Agreement,
                  duly executed by the Company, the Subsidiary Borrowers, Healthcare Financial and Lenders, in form and substance satisfactory to Investor;

                           (iii) the legal opinions of Company Counsel addressed
                  to Investor and Thomas and in such forms as are reasonably requested by Investor and Thomas;

                           (iv) certifications acknowledging and agreeing that
                  the execution of the Transaction Documents, the consummation of the transactions contemplated thereby, and/or the exercise of the Exercised Warrants or the Warrants will not give rise to or trigger any severance, termination or other rights or obligations of the Company under any employment, consulting or similar agreements or arrangements to which the Company, any member of the Board of Directors of the Company, Ken Westbrook, Steve Blake, Dan Brothman, Scott Schoeffel or Jerry Kanaly is a party or is otherwise bound, duly executed by each party to such agreements or arrangements;

                           (v) resolutions of the Board of Directors authorizing
                  and approving the SPA Amendment and the transactions contemplated thereby, including without limitation the increase in authorized capital contemplated by Section 4.12, which resolutions are certified by the Secretary of the Company;

                           (vi) resolutions of the Board of Directors or
                  Compensation Committee of the Board of Directors of the Company, as appropriate, ensuring that no awards under the Company's 2006 Stock Incentive Plan are accelerated by the execution of the Transaction Documents, the consummation of the transactions contemplated hereby and thereby, and/or the exercise of the Exercised Warrants or Warrants, which resolutions are certified by the Secretary of the Company; and

                           (vii) certificates of officers as required under
                  Sections 5.1(b) and 5.1(c) of this Agreement.

                  (b) Investor shall deliver or cause to be delivered to the
         Company:

                           (i) $1,000,000 in United States dollars, representing
                  the purchase price of the Additional Shares; and

                           (ii) A duly executed investor certification required
                  pursuant to Section 3.2(b) of this Agreement."

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Section 3.1 of the SPA is hereby amended as follows:

                  (a) Section 3.1(g) is hereby amended by amended and restated in its entirety as follows:

                           "(g) CAPITALIZATION. The only class of capital stock
                  that the Company is authorized to issue is Common Stock. The total number of shares of Common Stock outstanding is 161,973,929, excluding the issuances of Additional Shares being made hereunder. The total number of shares of Common Stock issuable upon full exercise of options outstanding under the Company's option plan (whether or not vested or exercisable) is 9,445,000. Other than rights granted to Investor and Thomas pursuant to Section 4.9 of this Agreement, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Other than the Warrants, the Exercised Warrants, the 9,445,000 options, the $10.7 Million Note and the Purchase Right and right to purchase Additional Shares granted hereunder, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities, except as set forth in the first paragraph of
                  Section 3 of each of the Warrants."

                  (b) Section 3.1(i)(v) is hereby amended and restated in its entirety as follows:

                           "(v) the Company has not issued any equity securities
                  to any officer, director or Affiliate, except pursuant to existing Company stock option plans or pursuant to this Agreement."

                  (c) Section 3.1(j) is hereby amended by inserting the words "or any current report on Form 8-K or quarterly report on Form 10-Q filed by the Company for any subsequent period" immediately after the words "Latest Form 10-K" in each of the three places where the words "Latest Form 10-K" appear.

                  (d) Section 3.1(k) is hereby amended by inserting the words "or any current report on Form 8-K or quarterly report on Form 10-Q filed by the Company for any subsequent period" immediately after the words "Latest Form 10-K".

                  (e) Section 3.1(q) is hereby amended and restated in its entirety as follows:

                           "(q) INTERNAL ACCOUNTING CONTROLS. The Company and
                  the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures in accordance with
                  Item 307 of Regulation S-K under the Exchange Act for the year ended March 31, 2008 and for each subsequent quarter ended after that date for which a Form 10-Q has been filed (each such date, the "EVALUATION DATE"). The Company presented in the Latest Form 10-K and each subsequent Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Except as disclosed in the Latest Form 10-K and each subsequent Form 10-Q, since the Evaluation Date, there have been no changes in the Company's internal controls (as such term is defined in Item 308(c) of Regulation S-K under the Exchange Act) that have materially affected or are reasonably likely to materially affect, the Company's internal controls."

                  (f) Section 3.1(s) is hereby amended by replacing "$30,000" with "$60,000".

         6. OTHER AGREEMENTS OF THE PARTIES. Article IV of the SPA is hereby amended as follows:

                  (a) Section 4.1(b) is hereby amended by deleting the words "Except as set forth in Section 4.1(c), certificates" and replacing them with the word "Certificates".

                  (b) Section 4.1(c) is hereby deleted in its entirety.

                  (c) The introductory clause to Section 4.2 is hereby amended by deleting the words "At the Closing" and replacing them with the words "On July 18, 2008,".

                  (d) Section 4.5 is hereby amended and restated in its entirety as follows:

                           "4.5 SECURITIES LAWS DISCLOSURE; PUBLICITY. By 6:00
                  a.m. (California time) on the Trading Day following the execution of the SPA, and by 6:00 a.m. (California time) on the Trading Day following each Closing Date (other than the Additional Shares Closing Date), the Company shall issue press releases disclosing the transactions contemplated hereby and the Closing. On the Trading Day following the execution of the SPA, and no later than the second Trading Day following the execution of the SPA Amendment, the Company will file a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach or incorporate by reference as exhibits thereto the Transaction Documents), and on the Trading Day following each Closing Date (other than the Additional Shares Closing Date), the Company will file an additional Current Report on Form 8-K to disclose the Closing. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor, or include the name of Investor in any filing with the Commission (other than in a registration statement filed pursuant to Section 4.2 and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of Investor, except to the extent such disclosure is required by law or Trading Market regulations."

                  (e) Section 4.8 is hereby amended and restated in its entirety as follows:

                           "4.8 USE OF PROCEEDS. The Company will use all of the
                  proceeds from the exercise of the Exercised Warrants to repay a portion of the $10.7 Million Note concurrent with the exercise of the Exercised Warrants, in accordance with the terms of the Payoff Agreement. The Company will use all of the proceeds from the sale of Additional Shares and the sale or sales, if any, of SPR Shares hereunder to repay a portion of the $10.7 Million Note equal to such proceeds concurrent with each Closing in accordance with the terms of the Payoff Agreement. Concurrent with the SPR Closing, if any, at which the aggregate Investment Amounts paid on or prior to that SPR Closing Date equal the Maximum Investment Amount, the Company will pay such additional funds of the Company as needed to repay the balance of the $10.7 Million Note and any then outstanding obligations under the $10.7 Million Credit Facility in accordance with the terms of the Payoff Agreement."

                  (f) Section 4.9 is hereby amended and restated in its entirety as follows:

                           "4.9 PRE-EMPTIVE RIGHTS. Effective July 18, 2008, the
                  Company hereby grants to Investor and Thomas pre-emptive rights with respect to issuances, on or after July 18, 2008, by the Company of its equity securities or securities or rights convertible into or exercisable for equity securities (other than issuances of Additional Shares, SPR Shares, or shares of Common Stock issued on July 18, 2008 upon exercise of the Exercised Warrants), where issuance of those securities or rights would result in dilution of Investor's or Thomas's beneficial ownership (as calculated by Investor or Thomas for purposes of Section 13(d) of the Exchange Act) of the Common Stock of the Company on a fully-diluted basis taking into account all Common Stock Equivalents (each a "POST-TRANSACTION PERCENTAGE") to less than his respective beneficial ownership of the Common Stock of the Company on a fully-diluted basis taking into account all Common Stock Equivalents immediately prior to the consummation of the proposed issuance (each a "PRE-TRANSACTION PERCENTAGE"). Each time the Company proposes to issue or offer any shares of, or securities or rights convertible into or exercisable for any shares of, any class of the Company's equity securities (the "NEW SHARES") that would reduce Investor's or Thomas's Post-Transaction Percentage to below his respective Pre-Transaction Percentage, the Company shall first make a written offer (the "OFFER NOTICE") to Investor and Thomas of such portion of the New Shares that would maintain Investor's and Thomas's Post-Transaction Percentage at a minimum of their respective Pre-Transaction Percentage (the "PRO RATA SHARE"). The Offer Notice would state the Company's (A) bona fide intention to issue or offer the New Shares, (B) the identity of the Person(s) to whom the New Shares are to be issued or offered,
                  (C) the number of New Shares to be issued or offered, and (D) the price and terms upon which it proposes to issue or offer the New Shares. Investor and/or Thomas may, by written notice to the Company delivered within thirty (30) days of their respective receipt of the Offer Notice, elect to purchase, at the price and on the terms specified in the Offer Notice, up to the Pro Rata Share. The closing of the sale of such portion


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

                  of the Pro Rata Share as Investor and/or Thomas elect to purchase shall occur simultaneously with the issuance or sale of the New Shares to other Person(s) identified in the Offer Notice, no earlier than forty-five (45) days following Investor's and Thomas's receipt of the Offer Notice (unless a shorter period of time is agreed to by Investor and Thomas in their sole discretion), and the Pro Rata Share shall be priced equal to the lowest price paid by any of the other Person(s) identified in the Offer Notice, including any who may be receiving or purchasing New Shares by virtue of similar pre-emptive or other purchase rights. If the Company does not consummate the issuance or sale of the New Shares within sixty
                  (60) days following Investor's and Thomas's receipt of the Offer Notice, then the New Shares shall not be offered, issued or sold unless again offered to Investor and Thomas in accordance with this Section 4.9. Effective July 18, 2008, the pre-emptive rights contained in this Section 4.9 shall supersede and replace the pre-emptive rights contained or incorporated by reference in the Rescission Agreement. For the avoidance of doubt, the parties acknowledge and agree that unless and until this Section 4.9 is specifically terminated in a writing signed by Investor and Thomas that explicitly refers to and provides for the termination of this Section 4.9, this Section 4.9 shall survive each Closing and the Outside Date, regardless of whether any Additional Shares or SPR Shares are purchased by Investor and notwithstanding any other termination, expiration or lapse of this Agreement or the Purchase Right."

                  (g) Section 4.11 is hereby amended (x) to insert the words "and amendment" after the words "entry into" in the first sentence thereof and (y) to insert the following sentence at the end thereof:
         "The receipt by Company of funds or other accommodations made by Investor or Thomas in connection with the Transaction Documents and the transactions contemplated thereby on any date on or after July 18, 2008 shall constitute a ratification, adoption, and confirmation by Company and all other Releasing Parties of the provisions of Section 4.11, which are hereby reiterated in their entirety as of each such date."

                  (h) The following new Section 4.12 is hereby inserted immediately following Section 4.11:

                           "4.12 AUTHORIZED CAPITAL. The Company covenants and
                  agrees to promptly use all commercially reasonable efforts in good faith to increase the Company's authorized capital from time to time as and to the extent necessary to ensure there are sufficient authorized shares of Common Stock reserved and available for issuance as contemplated under this Agreement, subject to Investor's cooperation in approving by vote or written consent from time to time resolutions approving such increases in authorized capital. The Company will procure at its sole expense upon each such authorization and reservation of shares the listing thereof (subject to issuance or notice of issuance) on all stock exchanges on which the Common Stock is then listed or inter-dealer trading systems or markets on which the Common Stock is then traded. The Company will take all such actions as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of


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

                  any national securities exchange upon which the Common Stock may be listed or inter-dealer trading system on which the Common Stock is then traded. In furtherance, and not in limitation, of the foregoing, the Company covenants and agrees to prepare and file with the Securities and Exchange Commission preliminary and definitive versions of a Schedule 14C Information Statement and make such other filings and mailings to the Company's stockholders as Investor reasonably requests and/or as otherwise are necessary or appropriate to cause an increase in the Company's authorized capital to 500,000,000 shares of Common Stock to become effective as soon as practicable after the Additional Shares Closing Date, with the goal of obtaining effectiveness of the increase in authorized capital by March 31, 2009."

         7. CONDITIONS PRECEDENT TO CLOSING. Article V of the SPA is hereby amended as follows:

                  (a) The introductory clause to Section 5.1 is hereby amended and restated in its entirety as follows:

                  "7. CONDITIONS PRECEDENT TO THE OBLIGATION OF INVESTOR TO PURCHASE THE SHARES. The obligation of Investor to acquire the Shares at the Closing is subject to the satisfaction or waiver by Investor, at or before the Closing, of each of the following conditions:"

                  (b) Section 5.1(a) is hereby amended and restated in its entirety as follows:

                           "(a) ELECTION TO EXERCISE PURCHASE RIGHT. In
                  connection with an SPR Closing, Investor shall have elected, in his sole discretion, to exercise the Purchase Right, as follows:

                                     (i) at any time or from time to time on or
                  after August 1, 2008, Investor may provide written notice to the Company of his intention to purchase any or all of the SPR Shares pursuant to the Purchase Right ("ELECTION NOTICE");

                                     (ii) if Investor provides to the Company an
                  Election Notice pursuant to Section 5.1(a)(i), then the Closing shall occur on a date mutually acceptable to Investor and the Company, which date shall be within 30 days after the Company's receipt of the Election Notice and shall be subject to the fulfillment of the conditions precedent to Closing contained in this Article V."

                  (c) Section 5.1(f) is hereby amended and restated in its entirety as follows:

                           "(f) COMPANY DELIVERABLES. The Company shall have
                  delivered the Company deliverables required in accordance with
                  Section 2.2 or 2.3, as appropriate."


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

                  (d) Section 5.1(h) is hereby amended and restated in its entirety as follows:

                  (e) "(h) OTHER AGREEMENTS. In the case of the Additional Shares Closing, Investor shall have received duly executed copies of amendments to the Option and Standstill Agreement and the Payoff Agreement in form and substance satisfactory to Investor in his sole discretion. The Payoff Agreement and the Option and Standstill Agreement (as amended thereby) shall be in full force and effect and the parties thereto shall be in compliance with their obligations thereunder.

                  (f) The following new Section 5.1(j) is hereby inserted immediately following Section 5.1(i):

                           "(j) AVAILABLE SHARES. The Company's authorized
                  capital must be sufficient to cover the issuance of the Shares at the Closing."

                  (g) Section 5.2(d) is hereby amended and restated in its entirety as follows:

                           "(d) INVESTOR DELIVERABLE. Investor shall have
                  delivered the Investor deliverables required in accordance with Section 2.2 or 2.3, as appropriate."

                  (h) The following new Section 5.2(e) is hereby inserted immediately following Section 5.2(d):

                           "(e) AVAILABLE SHARES. The Company's authorized and
                  unreserved capital must be sufficient to cover the issuance of the Shares at the Closing. To the extent the Company's authorized and unreserved capital is insufficient to cover the issuance of all Shares desired to be purchased by Investor at the Closing, the Company shall, at Investor's election, be obligated to issue at the Closing up to the maximum number of shares of Common Stock that are then available for issuance without causing the Company's fully-diluted capital stock to exceed its authorized and unreserved capital. Notwithstanding the foregoing, however, this condition precedent does not eliminate or diminish the Company's obligations under Section
                  4.12 of the Agreement."

         8. MISCELLANEOUS. Article VI of the SPA is hereby amended as follows:

                  (a) Section 6.5 is hereby deleted in its entirety and replaced with the following:

                   "6.5    INTENTIONALLY OMITTED."

                  (b) Section 6.8 is hereby deleted in its entirety and replaced with the following:

                           "6.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is
                  intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except for Thomas and except as otherwise set forth in Section 4.6 (as to each Investor Party) and Section
                  4.11 (as to each of the Released Parties)."

                  (c) Section 6.13 is hereby amended by inserting the words "or Thomas" after the word "Investor" in each place it occurs.

                  (d) Section 6.15 is hereby amended by inserting ",Thomas" after the word "Investor".

                  (e) A new Section 6.17 is hereby inserted immediately following Section 6.16 as follows:

                           "6.17 EFFECT OF AMENDMENT. Except as specifically
                  amended hereby or as provided herein, all terms, conditions, covenants, representations and warranties contained in the SPA remain in full force and effect."


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    INTEGRATED HEALTHCARE HOLDINGS, INC.


                                    By: /S/ KEN WESTBROOK
                                        ----------------------------------------
                                    Name: Ken Westbrook
                                    Title:  President and CEO



                                    INVESTOR


                                    /S/ KALI P. CHAUDHURI
                                    --------------------------------------------
                                    Kali P. Chaudhuri, M.D.



                                    SHARE ISSUANCE AND DELIVERY INSTRUCTIONS

                                    CERTIFICATES SHOULD BE ISSUED AS FOLLOWS:

                                    Kali P. Chaudhuri, M.D.
                                    3322 Loma Linda Lane
                                    Las Vegas, NV 89121-5716

                                    CERTIFICATES SHOULD BE DELIVERED TO:

                                    Kali P. Chaudhuri, M.D.
                                    c/o Strategic Global Management, Inc.
                                    6800 Indiana Avenue, Suite 130
                                    Riverside, CA 92506

                                    WITH A COPY OF THE FRONT AND BACK OF EACH
                                    CERTIFICATE SENT TO INVESTOR'S COUNSEL AT
                                    THE ADDRESS SET FORTH IN SECTION 6.3

         For purposes of Articles IV and VI of the Agreement, I hereby agree to the rights and obligations as set forth in Article IV and the miscellaneous provisions set forth in Article VI, as amended hereby. Except as expressly set forth in the preceding sentence, I am not a party to the Agreement and have given no representations, warranties or assurances to any person.

                                    THOMAS



                                    /S/ WILLIAM E. THOMAS
                                    --------------------------------------------
                                    William E. Thomas